LEASE AGREEMENT

     THIS LEASE AGREEMENT, made this 1st day of December, 1998, by and between DIALYSIS CORPORATION OF AMERICA, a Florida corporation, with offices at 27 Miller Street, Lemoyne, Pennsylvania 17043 (hereinafter referred to as "Lessor") and Wirehead Networking Solutions, Inc., a Pennsylvania corporation, with offices at 27 Miller Street, Suite 3A, Lemoyne, Pennsylvania 17043 (hereinafter referred to as "Lessee").

                               1.  PREMISES
                                   --------

     Lessor, in consideration of the rents and covenants hereinafter mentioned, does demise and lease unto Lessee, all that certain space consisting of 1,496 square feet of rentable space (the "Space"), with specifications for the Space attached as Exhibit A in the building located at 27 Miller Street, Suite 3A, Lemoyne, Pennsylvania 17043 (the "Building").

                                 2.  TERM
                                     ----

     2.1  Term  This Lease is for the term of three (3) years, com-
          ----
mencing on the first day of January, 1999 (the "Term"). In the event this Lease commences on a day other than the first day of the month, then the rent shall be paid pro rata for such fractional month.

     2.2  Renewal Option
          --------------

     This Lease shall be renewable for one additional period of three
(3) years ("Renewal Period") each under the terms and conditions of this Lease, provided that:

          (i)   Lessee is not in default hereunder;

          (ii) Lessee has given written notice of its intent to renew the Lease not less than one hundred twenty (120) days prior to the expiration of the current Term; and

          (iii) The rent for such Renewal Period will be $9.00 per square foot for the first and second years of the Renewal Period and $10.00 per square foot for the third year of the Renewal Period, and such rent will commence on the day of the month immediately following the expiration of the Term, which rent shall be pro rated for any portion of a month.

     2.3  Holdover as Renewal
          -------------------

     A holdover by Lessee beyond the Term of this Lease or any Renewal Term shall, at the option of Lessor, be deemed a renewal of this Lease on a year to year basis, with the renewal being under and subject to all provisions contained in this Lease; provided, any holdover renewal being under and subject to an automatic ten percent (10%) increase in the Base Rent and Additional Rent with respect to the CAM expenses as those terms are defined in Article 4.

                         3.  POSSESSION AND USE
                             ------------------

     3.1  Acceptance of Premises
          ----------------------

     Lessee shall accept the Space in its condition as of the commence-ment date of the Term, subject to all applicable laws, ordinances, regulations, covenants and restrictions. Lessor has made no represen-tation or warranty as to the suitability of the Space for the conduct of Lessee's business, and Lessee waives any implied warranty that the Space is suitable for Lessee's intended purposes and Use. Except as provided in Section 6, in no event shall Lessor have any obligation for any defects in the Space or any limitation on its Use. The taking of possession of the Space shall be conclusive evidence that Lessee accepts the Space and that the Space was in good condition at the time possession was taken except for items that are Lessor's responsibility under Section 6 and any punchlist items agreed to in writing by Lessor and Lessee.

     3.2  Possession
          ----------

     Possession of the Space includes the exclusive use of the same, together with the use, concurrent with any other occupants of the Building, of the common hallways, stairs, elevators (if any), toilet rooms, parking areas, air conditioning, storage, waste removal, electric, heat, light and water. Lessee, its agents, invitees, employees, servants and visitors (collectively "Agents") shall have the right of ingress and egress to and from the said Space and the Building.

     3.3  Use Availability
          ----------------

     The Space shall be used only for the purpose of general business offices and marketing (not a retail store) and other lawful purposes as may be incidental thereto ("Use").

     It shall be Lessee's responsibility at its own expense to determine and, if necessary, submit the appropriate applications for the Use of the Space to and comply with all the requirements of the appropriate govern-mental officials, agencies, commissions and boards having jurisdiction over the Use of the Space, including but not limited to the Americans With Disabilities Act ("Government Compliance"). Lessor will use its best efforts to assist Lessee in submitting and obtaining any such applications and approvals. If Lessee is unable to obtain the appropriate permits, variances, licenses and/or other approvals for the Use of the Space, Lessor may, at its option but is not otherwise required, obtain such Government Compliance, and Lessee will use its best efforts to assist Lessor in obtaining such compliance, and all costs and expenses to effect such Government Compliance to be charged to Lessee as Additional Rent as defined in Section 4.2 accruing for the month following effectuation of such compliance; or if Lessor does not exercise its option to obtain the Government Compliance, this Lease will automatically and immediately terminate and become null and void.

                                 4.  RENT
                                     ----

     4.1  Base Rent
          ---------

     Lessee agrees to pay as base rent to Lessor for the Use of the Space during the Term $6.00, $7.00 and $8.00 per square foot for each of the first, second and third years of the Term, respectively, or Eight Thousand Nine Hundred Seventy-Six and 00/100 ($8,976.00) Dollars the first year of the Term to be paid in monthly installments of Seven Hundred Forty-Eight and 00/100 ($748.00) Dollars, Ten Thousand Four Hundred and Seventy-Two and 00/100 ($10,472.00) Dollars the second year of the Term to be paid in monthly installments of Eight Hundred Seventy-Two and 67/100 ($872.67) Dollars, and Eleven Thousand Nine Hundred Sixty-Eight and 00/100 ($11,968.00) Dollars the third year of the Term to be paid in monthly installments of Nine Hundred Ninety-Seven and 33/100 ($997.33) Dollars, payable monthly in advance, without demand, deduc-tion or set-off, on the first day of each calendar month during the Term, allowing five (5) day check processing time ("Base Rent").

     Lessee shall pay to Lessor upon the execution of this Lease One Thousand One Hundred Twenty Two and 00/100 ($1,122.00) Dollars which Lessor shall credit Lessee for the first month's Base Rent and Additional Rent (CAM charges) (pro-rated if the commencement date of the Term falls on a date later than the first day of the month).

     4.2  Additional Rent
          ---------------

     The Lessee shall pay as additional rent above the Base Rent ("Additional Rent") $3.00 per square foot of the rentable Space for an annual aggregate of Four Thousand Four Hundred Eighty-Eight and 00/100 ($4,488.00) Dollars for all common area maintenance and other operating costs and expenses attributable to the operation and maintenance of the Building (collectively "CAM"), which include but are not limited to electric, water and sewer charges, snow and ice removal from sidewalks and parking areas, trash removal, janitorial services of common areas and exterior and landscape maintenance, insurance, real estate taxes, levies and special assessments on the Building, fuel oil, repair, maintenance and security expenses, and all utilities except to the extent such are separately metered. The CAM expenses will be adjusted each year based upon the prior year's actual CAM expenses and any new CAM expenses, which adjustment may increase or decrease the Additional Rent with respect to the CAM expenses.

     The CAM charges as Additional Rent shall be due and payable in monthly installments with the Rent of Three Hundred Seventy Four and 00/100 ($374.00) Dollars. Subject to the provisions of Section 4.1, if any installment of Base Rent or Additional Rent is not paid within five (5) days of its due date then Lessor may assess a late charge of five (5%) percent of the total amount of Base Rent or Additional Rent then due until the date of payment, which charge shall be immediately due and payable as further Additional Rent. Payments, when received by the Lessor, shall be applied first to delinquent rents and late charges, if any. Base and Additional Rent may be referred to collec-tively throughout this Lease as "Rent."

     4.3  Security Deposit
          ----------------

     Lessee shall pay to Lessor on the execution of this Lease a refundable Seven Hundred Forty-Eight and 00/100 ($748.00) Dollar security deposit.

     The security deposit is held by Lessor subject to the terms hereof as debtor not trustee and will be returned to Lessee without interest thirty (30) days after Lessee has surrendered the Space as per Section 17 of this Lease provided Lessor is reasonably satisfied with the condition of said Space, reasonable wear and tear excepted, keys surrendered and Lessee shall not be in default of the terms and con-ditions of this Lease.

     In the event of any delinquent payments or breach of any terms, covenants and conditions of this Lease or upon each occurrence of an Event of Default (hereinafter defined in Section 11 of this Lease), the security deposit will be credited immediately in the amount due to the Lessor. If all or any part of the security deposit is applied to an obligation of Lessee hereunder, Lessee shall immediately upon request by Lessor restore the security deposit to the amount held. Upon any conveyance by Lessor of its interest under this Lease, the security deposit shall be delivered by Lessor to Lessor's grantee or transferee. Upon any such delivery, and after Lessor has provided Lessee with written notice of such delivery, Lessee hereby releases Lessor, herein named, of any and all liability with respect to the security deposit, its application and return, and Lessee agrees to look solely to such grantee or transferee. It is further understood that this provision shall also apply to subsequent grantees and transferees.

     The security deposit is not an advance Rent payment or Rent deposit or any measure of damages to Lessor in case of Lessee's default and no part of the security deposit is or may be used as any Rent payment.

                             5.  UTILITIES
                                 ---------

     In the event Lessee requires additional utilities or equipment, the installation and maintenance thereof shall be at Lessee's sole obligation, provided that such installation shall be subject to Lessor's written consent which shall not be unreasonably withheld or delayed.

     Lessee covenants and agrees that at all times its use of the utilities and services shall never exceed the capacity provided by Lessor. Lessor shall not be liable to Lessee or its Agents for any interruption of or failure to provide electrical service, heating, air conditioning, or water, or other utility service, or any change in the quality or character of the utility services or for such no longer being suitable for Lessee's requirements which is due to any energy shortage, power failure, or other cause beyond the control of Lessor, or is required in order to enable Lessor to perform required and necessary maintenance or repairs within the Building; nor shall any non-supply or change in supply of any utility service in any way effect the tenancy or relieve Lessee of any obligation under the terms of this Lease.

     Any telephone, fax, e-mail modem and similar services, including installation and charges therefor, are the sole responsibility and expense of Lessee.

               6.  OPERATING RESPONSIBILITIES OF THE LESSOR
                   ----------------------------------------

     Lessor shall be responsible the repair and maintenance of the following during the Term, the expenses for which are included as CAM charges and included in Additional Rent, Section 4.2 above.

          (i) To keep and maintain in good condition and repair the roof, exterior walls, structure, foundation, and outside walks and other structural components of the Building, and surrounding grounds, and all common areas within and without the Building, and uninsured losses and damages caused by Lessee and its Agents excluded. The term "walls" as used in this Section 6 shall not include windows, glass or plate glass, doors or overhead doors, special fronts or office entries;

          (ii) To keep and maintain in good condition and repair the main plumbing and electrical components leading into and the overall plumbing and electrical components of the Building, other than those installed by Lessee and within the Space, the latter to be the respon-sibility of the Lessee;

          (iii) To keep and maintain in good condition and repair, the parking area, if any;

          (iv) To handle the snow and ice removal from the Building, all parking areas and walk-ways leading up to the Building;

          (v) To provide a trash dumpster to the Building to handle the containment and removal of trash;

          (vi) Subject to Section 7(iii) of this Lease, to permit Lessee's installation of interior and exterior signs identifying the Lessee and its business, such signs to be reasonable in number, size and design, subject to Lessor's written approval which shall not be unreasonably withheld;

          (vii)  To maintain existing exterior lighting to the Building;
and

          (viii) To keep and maintain in good condition and repair the air conditioning and heating systems, including but not limited to all necessary plumbing, electrical and ventilation ("HVAC Systems"), satis-factory in size and capacity to meet basic heating and cooling standards of the Building; provided Lessee shall be responsible for the condition and repair of the HVAC Systems designated for use in the Space at Lessee's sole cost as per Section 7(v), the costs of which shall be excluded from any CAM charges.

                 7.  OPERATING RESPONSIBILITIES OF LESSEE
                     ------------------------------------

     Lessee shall be responsible at its sole expense for the following during the Term:

          (i)    To Use the Space in a proper, safe and careful manner;

          (ii) To make and pay for all necessary alterations and improvements to the Space, which Lessee has the right to do for Lessee's own purposes, which shall be made at Lessee's expense; Lessee shall obtain Lessor's prior written approval for any alterations and improvements; all such work shall be done at such time and in such manner as shall minimize and inconvenience to other occupants of the Building. As a condition precedent to Lessor's consent, Lessee shall deliver to Lessor written plans and specifications for all work and written plans and specifications for all heating, ventilating and air conditioning. Lessor shall have the right to approve any contractor to be used by Lessee in connection with any approved alterations and im-provements to the Space. Lessee shall comply with all governmental rules and regulations in connection with such work. Lessee may remove furniture, fixtures, and movable improvements installed within the Space at the expiration of the Lease; Lessee shall promptly repair any damage to the Space and the Building as a result of such removal, other than normal wear and tear.

           Notwithstanding anything herein to the contrary, the Lessee shall not make structural alterations or additions to the Building or the Space, nor erect or paint any sign or other identification on any window or part of the Building, except as provided in Sections 6(vi) and 7, provided Lessor consents thereto in writing. All structural altera-tions or improvements made by Lessee shall be at Lessee's sole cost and expense and shall become the property of the Lessor at the termination of this Lease; or alternatively, at Lessor's option and request, Lessee shall remove such alterations and improvements and be subject to Section 8.1.

          Lessee shall not permit any mechanic's liens, or similar liens, to remain upon the Building or the Space for labor and material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed at the direction of Lessee and shall cause any such lien to be released and an instrument evidencing discharge of same to be recorded forthwith without any cost to Lessor. Lessee shall indemnify and save Lessor harmless from all injury, loss, claims, liens or damage to any person or property occasioned by or arising from such work. If Lessor incurs any costs and expenses, including reasonable attorney's fees, then Lessee shall pay the Lessor that sum so incurred as Additional Rent.

          (iii) To provide janitorial services and supplies for the Space, trash removal from the Space, and maintain the Space in good condition and repair. All refuse and rubbish must be placed inside the dumpster, not on top or outside around the dumpster. In addition, Lessee shall pay to Lessor the cost of removal from the Building and the Space of any of Lessee's refuse and rubbish which exceeds the refuse and rubbish usually attendant upon the Use of such Space. Such excess refuse removal charges will be billed to the Lessee at the end of the month in which incurred and is due and payable as Additional Rent.

          (iv) Installation of any signs, subject to Section 6(vi), shall be at the sole expense of the Lessee; and Lessee shall be respon-sible for the removal of all such signs at the termination of this Lease and any expenses therefor as well as repairing any damage to the Building and Space as a result of such removal; and

          (v) Subject to Lessor's obligations in Section 6, Lessee at its expense shall repair, replace and maintain in good condition all portions of the Space and all areas, improvements and systems exclusively serving the Space, including, without limitation, dock and loading areas, truck doors, plumbing, water, and sewer lines up to points of common connection, fire sprinklers and fire protection systems, entries, doors, ceilings and roof membrane, windows, interior walls, and the interior side of demising walls, and heating, ventilation and air conditioning systems. Such repair and replacements include capital expenditures and repairs whose benefit may extend beyond the Term and any Renewal Period. Heating, ventilation and air conditioning systems and other mechanical and Building systems serving the Space shall be maintained at Lessee's expense pursuant to maintenance service contracts entered into by Lessee or, at Lessor's election, by Lessor. The scope of services and con-tractors under such maintenance contracts shall be reasonably approved by Lessor. If Lessee fails to perform any repair or replacement for which it is responsible, Lessor may perform such work and be reimbursed by Lessee within 10 days after demand therefor, or alternatively, at the sole discretion of the Lessor, be included as Additional Rent for the month immediately succeeding the month in which such charges, costs and expenses were incurred. Subject to Sections 14 and 15, Lessee shall bear the full cost of any repair or replacement to any part of the Building that results from damage caused by Lessee or its Agents.

                     8.  NEGATIVE COVENANTS OF LESSEE
                         ----------------------------

     8.1  Waste, Damage, or Injury to Space; Restoration.  No waste,
          ----------------------------------------------
damage or injury to the Space shall be committed, and at the end of the Term, the Space shall be restored to the same condition in which it was at the commencement of the Term, unless otherwise agreed to in writing by the Lessor, and the cost of said restoration shall be paid by Lessee, which cost shall be treated as Additional Rent due and owing under the terms of this Lease. This Section 8.1 is subject to the exceptions of ordinary wear and tear.

     8.2  Lawful Possession, Fire Precautions, Machinery Weights. Lessee
          ------------------------------------------------------
shall not carry on any unlawful or immoral business in or about the Space, and shall not carry on any business which will endanger the Building from fire or cause the forfeiture of any fire insurance, and Lessee will indemnify Lessor for and replace lost insurance and/or any deductible under existing insurance policy if caused by Lessee. Lessee shall not operate any machinery or equipment that may be harmful to the Building or disturbing to other occupants of the Building, nor place anything in any portion of the Space with such weight that is beyond the safe carrying capacity of the Building. Any violation will be grounds for immediate eviction and deemed a material breach of the Lease.

     8.3  Vacation.  Lessee shall neither vacate nor desert the Space
          --------
during the Term nor permit the Space to be empty and unoccupied.

     8.4  Assigning, etc. by Lessee.  Lessee shall not have the
          -------------------------
privilege of assigning or subletting the Space, or mortgaging any interest it may have by virtue of this Lease; provided, however, Lessee may assign or sublet the Space upon prior written consent of the Lessor, and Lessee shall be responsible for all costs and expenses, including attorney's fees, with respect to Lessor's review and con-sideration of any such proposed assignment or subletting; and provided nothing herein shall require Lessor to consent to such assignment or subletting, and should such consent be granted, Lessee shall continue to be responsible for all the terms, conditions and provisions of the Lease, including actions of the sublessee or assignee.

     8.5  Encumbrance.  The Lessee shall not, by any act or omission,
          -----------
encumber the title of the Lessor nor shall the interest or estate of the Lessor be in any way subject to any claim by way of lien or encumbrance, whether claimed by operation of law or by virtue of any express or implied contract by Lessee. Lessee will hold harmless the Lessor against any such claims. Any such claims may be charged against the security deposit in accordance with Section 4.3.

     8.6  Building Security.  Lessee and Lessee's Agents shall use
          -----------------
their best efforts in maintaining the security of the Building, including, if Lessee or Lessee's Agents remain in the Building after 6 p.m., and upon leaving the Building, locking outside access doors for which they have a key, insuring all doors and windows are closed in the Space, turning out all lights in hallways and in the Space, and turning back the temperature for any air conditioning and/or heat pumps.

     8.7  Conduct.  Lessee shall not conduct or give notice of any
          -------
auction, liquidation, or going out of business sale at the Space. Lessee shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, or vibrations to emanate from the Space, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Lessor or any tenants of the Building. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited. The Space shall not be used as a place of public accommodation under the Americans With Disabili-ties Act or similar state statutes or local ordinances or any regulations promulgated thereunder, all as may be amended from time to time. If any increase in the cost of any insurance at the Space or the Building is caused by the Lessee's Use of the Space, or because Lessee vacates the Space, then Lessee shall pay the amount of such increase to Lessor. Any occupation of the Space by Lessee prior to the commencement date of the Term shall be subject to all obligations of Lessee under this Lease; provided, however, Lessee shall be entitled to complete improvements to the Space that are being accomplished in accordance with the terms of this Lease during the period of December
1 to December 31, 1998.

     8.8  Parking.  Lessee acknowledges the parking adjacent to and for
          -------
the Building is limited and is available to all tenants, including Lessee, the Lessor and their invitees, and such limited parking is on a first come, first serve basis; and Lessee agrees to use its best efforts and to so advise and cause its employees, invitees and Agents to use its and their best efforts to first use on-street parking prior to attempting to use the limited parking facilities adjacent to the Building. Lessor shall not be responsible for enforcing any parking rights of any tenant's against each other or third parties. Lessor has the right at any time to designate reserved and handicap spaces for its own use and purposes.

                       9.  LESSOR'S RIGHTS
                           ---------------

     9.1  Right of Inspection.  It is agreed and understood that Lessor
          -------------------
and Lessor's duly authorized agents, employees, representatives and contractors ("Lessor's Agents") may enter the Space during normal business hours and at any other reasonable times during the Term, for the purpose of inspecting and maintaining the Space. Lessor may erect a suitable sign on the Space and/or Building stating the Space is available to let or that the Building is available for sale. Lessor may grant easements, make public dedications, designate common areas and create restrictions on or about the Space, provided that no such easement, dedication, designation or restriction materially interferes with Lessee's Use. At Lessor's request, Lessee shall execute such instruments as may be necessary for such easements, dedications or restrictions.

     9.2 Rules and Regulations. Lessor may from time to time establish reasonable rules and regulations for the safety, care, and cleanliness of the Space, and for the preservation of good order therein. Such rules and regulations shall, when notice thereof is given to Lessee, form a part of this Lease and to which Lessee shall be bound.

                   10.  RESPONSIBILITIES OF LESSEE
                        --------------------------

     10.1  Damages or Injury to Property.  All damages or injuries done
           -----------------------------
to the Space or to the HVAC relating to the Space by the Lessee and/or Lessee's customers, clerks, Agents, visitors, invitees of Lessee, and individuals for whom Lessee is responsible other than those caused by ordinary wear and tear, shall be the sole responsibility of Lessee and shall be repaired by Lessee at its expense. Lessee covenants and agrees to make such repairs within ten (10) days' written notice given to Lessee by Lessor, and if Lessee shall neglect to make said repairs or commence to make the same promptly or complete the same within ten (10) days after receiving such notice, Lessor shall have the right to make such repairs at the expense and cost of Lessee, and the amount thereof may be charged against the security deposit in accordance with Section 4.3 or otherwise charged directly to Lessee as Additional Rent accruing for the month following the date of repair.

     10.2  Payment of Judgments, etc.  Lessee shall bear, pay and dis-
           -------------------------
charge, when and as the same become due and payable, all judgments and lawful claims for damages or otherwise against Lessor, arising from Lessee's and the Lessee's Agent's, customers', clerks', visitors' and invitees' use or occupancy of the Space and Lessee will assume the burden and expense of defending all such suits, whether brought before or after the expiration of this Lease, and will protect, indemnify and save harmless Lessor or Lessor's Agents and the public at large, and Lessee will pay Lessor's reasonable legal fees in bringing an action against or defending an action caused by Lessee or Lessee's Agents, customers, clerks, visitors and invitees.

     10.3  Discharge of Liability.  In consideration of securing this
           ----------------------
Lease at the above-stated Rent, Lessee does hereby release and discharge the Lessor and its Agents, and said Lessor's successors and/or assigns, from any and all liability by reason of any injury, loss and/or damage to any person or property, caused by any fire, the breaking, bursting, stoppage and/or leakage of any water pipe, gas pipe, sewer, basin, water closet, steam pipe, and drain in any part or portion of the Space and/or any part or portion of the Building, and from all liability for any and all injury, loss and/or damage caused by the water, gas, steam, waste, and contents of said water pipes, gas pipes, steam pipes, sewers, basins, water closets, and drains or the elements or from any kind of injury, loss, and/or damage which may arise from any other cause in the Space, on the premises or in the Building.

                       11.  EVENTS OF DEFAULT
                            -----------------

     Each of the following events shall be an event of default ("Event of Default") by Lessee under this Lease:

          (i) Lessee shall fail to pay any installment of Rent or any other payment required herein when due, and such failure shall continue for a period of five days from the date such payment was due.

          (ii) Lessee shall (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a

"proceeding for relief"); (C) become the subject to any proceeding for relief which is not dismissed within 60 days of its filing or entry; or
(D) be dissolved or otherwise fail to maintain its legal existence.

          (iii) Any insurance required to be maintained by Lessee pursuant to this lease shall be canceled or terminated or shall expire or shall be materially reduced or changed, except, in each case, as permitted in this Lease.

          (iv) Lessee shall not occupy or shall vacate the Space or shall fail to continuously operate its business at the Space for the Use during the Term or Renewal Period, if applicable, whether or not Lessee is in monetary or other default under this Lease.

          (v) Lessee shall attempt or there shall occur any assign-ment, subleasing or other transfer of Lessee's interest in or with respect to this Lease except as otherwise permitted in this Lease.

          (vi) Lessee shall fail to discharge any lien placed upon the Space or the Building in violation of this Lease within 30 days after any such lien or encumbrance is filed against the Space or the Building.

          (vii) Lessee shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 11, and except as otherwise expressly provided herein, such default shall continue for more than 30 days after Lessor shall have given Lessee written notice of such default.

                      12.  REMEDIES OF LESSOR
                           ------------------

     Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, Lessor may at any time thereafter at its election terminate this Lease and Lessee's right of possession (but Lessee shall remain liable as hereinafter provided), and/or pursue any other remedies at law or in equity. Upon the termination of this Lease and Lessee's right of possession, it shall be lawful for Lessor to re-enter the Space by summary dispossession proceedings or any other action or proceeding authorized by law and to remove Lessee and all persons and property therefrom. If Lessor re-enters the Space, Lessor shall have the right to keep in place and use, or remove and store, all of the furniture, fixtures and equipment at the Space.

     Upon Lessor's termination of this Lease, Lessor may recover from Lessee the sum of: all Rent, Additional Rent and all other amounts accrued hereunder to the date of such termination; the cost of reletting the whole or any part of the Space, including without limitation brokerage fees and/or leasing commissions incurred by Lessor, and costs of removing and storing Lessee's or any other occupant's property, repairing, altering, remodeling, or otherwise putting the Space into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Lessor in pursuing its remedies, including reasonable attorneys' fees and court costs.

     If the Space is relet and a sufficient sum shall not be realized from such reletting [after first deducting therefrom, for retention by Lessor, the unpaid Rent, Additional Rent and other amounts accrued hereunder at the time of reletting, the cost of recovering possession (including reasonable attorneys' fees and costs of suit), all of the costs and expenses of repairs, changes, alterations, and additions, the expense of such reletting (including without limitation brokerage fees and leasing commissions) and the cost of collection of the Rent and Additional Rent accruing therefrom] to satisfy the Rent provided for in this Lease to be paid, then Lessee shall immediately satisfy and pay any such deficiency.

     Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Space and/or a termination of this Lease by Lessor, whether by agreement or by operation of law. Any law, usage, or custom to the contrary notwithstanding, Lessor shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Lessor at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same. Lessee and Lessor further agree that forbearance or waiver by Lessor to enforce its rights pursuant to this Lease or at law or in equity, shall not be a waiver of Lessor's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Lessor of rent or other payment with knowledge of the breach of any term or covenant of this Lease shall not be deemed a waiver of such breach, an no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. To the greatest extent permitted by law, Lessee waives the service of notice of Lessor's intention to re-enter as provided for in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Lessee shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Space shall be on such terms and conditions as Lessor in its sole discretion may determine (including without limitation a term different than the remaining Term, rental concessions, alterations and repair of the Space, lease of less than the entire Space to any tenant and leasing any or all other portions of the Building before reletting the Space). Lessor shall not be liable, nor shall Lessee's obligations hereunder be diminished because of, Lessor's failure to relet the Space or collect Rent due in respect of such reletting.

                      13.  REMEDIES OF LESSEE
                           ------------------

     In the event of a default under the terms, covenants or conditions of this Lease on the part of the Lessor, Lessee shall notify Lessor in writing of said default and Lessor shall have thirty (30) days to cure or commence to cure said default; provided that if the nature of the default is such that it cannot be reasonably cured within said thirty
(30) days, Lessor shall not be deemed to be in default if it shall commence performance within said thirty (30) day period and diligently proceeds to so cure the default thereafter. If Lessor shall not cure or commence to cure the said default within the thirty (30) day period, Lessee may not terminate this Lease and vacate the Space, but rather may only cure the default and deduct reasonable costs and expenses for such cure from Rent or Additional Rent or any other amounts accrued hereunder due.

     All obligations of Lessee hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Lessee may not terminate this Lease for breach of Lessor's obligations hereunder. All obligations of Lessor under this Lease will be binding upon Lessor only during the period of its ownership of the Building and not thereafter. The term "Lessor" in this lease shall mean only the owner, for the time being of the Building, and in the event of the transfer by such owner of its interest in the Building, such owner shall thereupon be released and discharged from all obliga-tions of Lessor thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner's ownership. Any liability of Lessor under this Lease shall be limited solely to its interest in the Building, and in no event shall any personal liability be asserted against Lessor in connection with this Lease nor shall any recourse be had to any other property or assets of Lessor.

                           14.  INSURANCE
                                ---------

     14.1  Lessee Insurance.  Lessee, at its cost, shall maintain a
           ----------------
policy of Combined Single Limit Bodily Injury and Property Damage Insurance during the Term and any Renewal Period, such insurance to provide protection in the amount of One Million ($1,000,000) Dollars combined single limit, insuring Lessor and Lessee against any liability arising out of and in connection with Lessee's Use or occupancy of the Space. Lessee should also obtain and maintain a policy or policies of insurance covering loss or damage to the Space, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event such is required by a lender having a lien on the Building), and special extended perils ("All risk" as such term is used in the insurance industry). Lessee shall also maintain workmen's compensation insurance with no less than the minimum limits required by law. The commercial liability insurance policies shall name Lessor as an additional insured, insure on an occurrence and not a claims-made basis, contain a hostile fire endorsement and a contractual liability endorsement and provide primary coverage to Lessor (any policy issued to Lessor providing duplicate or similar coverage shall be deemed in excess over Lessee's policies).

     14.2  Lessor Insurance.  Lessor shall obtain and maintain insurance
           ----------------
on the Building, primarily a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring against any liability arising out of the ownership or maintenance of the Building and all areas appurtenant thereto in an amount not less than combined single limit of One Million ($1,000,000) Dollars. All such insurance shall be included as part of the CAM charges to Lessee pursuant to Section
4.2 hereof.

     14.3  Reputable Carriers.  Insurance required hereunder shall be
           ------------------
placed with reputable insurance companies. Each party shall deliver to the other copies of policies of liability insurance required under this
Section 14 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor or Lessee, as the case may be. Lessor and Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish the other party with renewals or "binders" thereof, or the other party, after ten (10) days written notice, may order such insurance, provided such is during and for the Term or any Renewal Period, and charge the cost thereof to the non-renewing party which amount shall be payable upon demand. Lessor and Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Section 14.

     14.4  Subrogation.  Lessee and Lessor each hereby release and
           -----------
relieve the other (which includes the other party's Agents) from any liability, whether for negligence or otherwise, in connection with loss covered by any insurance policies which the releasor carries with respect to the Building and/or the Space or any interest or property therein or thereon, but only to the extent that such loss is collected under said insurance policies. Such release is also conditioned upon the inclusion in the policy of a provision whereby any such release does not adversely affect such policy or prejudice any right of the releasor to recover thereunder. Each party's insurance policies shall include such a provision so long as it is obtainable without extra cost.

     14.5  Business Interruption.  Lessor and Lessor's Agents shall not
           ---------------------
be liable for, and Lessee hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Lessee or any person claiming through Lessee resulting from any accident or occurrence in or upon the Space or the Building from any cause what-soever, including without limitation, damage caused in whole or in part, directly or indirectly, by the negligence of Lessor or Lessor's Agents.

                     15.  FIRE OR CASUALTY
                          ----------------

     15.1  Substantial Damage; Rent Abatement.  In the event that the
           ----------------------------------
Building or the Space shall be totally or substantially damaged by fire or other casualty or happening, to the extent that the business of the Lessee cannot reasonably be conducted therein and if such damage cannot be or is not repaired, restored, or rebuilt by the Lessor, as the case may be, to substantially the same condition as it was immediately prior to such damage or destruction within three (3) months after such damage, then either the Lessor or Lessee shall have the option of terminating this Lease by written notice delivered to the other party not later than thirty (30) days following such failure to rebuild; in either event Lessee shall immediately vacate and surrender possession of the Space to Lessor. If neither Lessee nor Lessor elects to terminate this Lease, or if the Building or the Space is not damaged to the extent that the damage unreasonably interferes with Lessee's Use, Lessor shall proceed with said repairs with all reasonable diligence, but in no event shall the repairs exceed ninety (90) days. The Rent payable hereunder shall entirely abate in case the Space or the Building is substantially destroyed or so damaged as to render the Space untenantable or not useable or convenient or in a condition for its Use, or abate proportionately according to the extent of the injury or damage sustained by the Building or the Space, if such is not sub-stantially destroyed or is rendered partially untenantable, until the Building and the Space shall have been restored, repaired, or rebuilt and put in proper condition for the Use and occupancy of Lessee.

     15.2  Damage for Interruption of Use.  Lessor shall not be liable
           ------------------------------
for any damage, compensation or claim by reason of inconvenience of annoyance arising from the necessity of making repairs, alterations and/or additions to any portion of the Space, the interruption in the Use of the Space, or the termination of this Lease by reason of the destruction of the Space.

                  16.  ENVIRONMENTAL REQUIREMENTS
                       --------------------------

     Lessee shall not permit or cause any party to bring any Hazardous Material into the Space or transport, store, use, generate, manufacture or release any Hazardous Material in or about the Space without Lessor's prior written consent. Lessee, at its sole cost and expense, shall operate its business in the Space in strict compliance with all Environ-mental Requirements and shall remediate in a manner satisfactory to Lessor any Hazardous Materials released on or from the Building by Lessee and/or its Agents. Lessee shall complete and certify to dis-closure statements as requested by Lessor from time to time relating to Lessee's transportation, storage, use, generation, manufacture, or release of Hazardous Materials on or about the Space. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under or about the Space or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Lessee is and shall be deemed to be the "operator" of Lessee's "facility" and the "owner" of all Hazardous Materials brought into the space by Lessee and its Agents, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

     Lessee shall indemnify, defend, and hold Lessor harmless from and against any and all losses (including, without limitation, diminution in value of the Space or the Building and loss of rental income from the Building), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, removal, repair, corrective action, or cleanup expenses), and costs (including, without limitation, actual attorneys' fees, consultant fees or expert fees and including, without limitation, removal or management of any asbestos brought into the Space or disturbed in breach of the requirements of this Section 16, regardless of whether such removal or management is required by law) which are brought or recoverable against, or suffered or incurred by Lessor as a result of any release of Hazardous Materials for which Lessee is obligated to remediate as provided above or any other breach of the requirements under this Section 16 by Lessee and its Agents, regardless of whether Lessee had knowledge of such noncompliance. The obligations of Lessee under this Section 16 shall survive any termina-tion of this Lease.

     Lessor shall have access to, and a right to perform inspections and tests of, the Space to determine Lessee's compliance with Environmental Requirements, its obligations under this Section 16, or the environ-mental condition of the Space. Access shall be granted to Lessor upon Lessor's prior notice to Lessee and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Lessee's operations. Such inspections and tests shall be conducted at Lessor's expense, unless such inspections or tests reveal that Lessee has not complied with any Environmental Requirement, in which case Lessee shall reimburse Lessor for the reasonable cost of such inspection and tests. Lessor's receipt of or satisfaction with any environmental assessment in no way waives any rights that Lessor holds against Lessee.

                          17.  SURRENDER
                               ---------

     Upon expiration or earlier termination of the Lease in accordance with its terms, Lessee shall surrender the Space to Lessor in the same condition as received, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 15 and 18 excepted. Any trade fixtures, Lessee-made alterations and property not so removed by Lessee as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Lessor at Lessee's expense, and Lessee waives all claims against Lessor for any damages resulting from Lessor's retention and disposition of such property.
All obligations of Lessee hereunder not fully performed as of the termination of the Lease shall survive the termination of the Lease, including without limitation, indemnity obligations, payment obliga-tions with respect to Rent, and all obligations concerning the condition and repair of the Space.

                       18.  CONDEMNATION
                            ------------

     If any part of the Space should be taken or condemned for a public or quasi-public use, and a part thereof remains which is susceptible for the Use intended, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the Rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the Term only such portion of such Rent at the value of the part remaining after the condemnation bears to the value of the entire Space at the date of condemnation; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor. If all the Space, or such part thereof be taken or condemned so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. Whether or not a portion of the Space is susceptible for the Use intended shall be determined by arbitration if the parties cannot otherwise agree on said portion. If a part of all of the Space be taken or condemned, all compensation, except as otherwise provided in this Section 18, awarded upon such condemnation or taking shall, go to the Lessor and the Lessee shall have no claim thereto.

                19.  SUBORDINATION; ASSIGNMENT BY LESSOR
                     -----------------------------------

     The rights and interest of Lessee under this Lease shall be subject and subordinate to any mortgage that may be placed upon the Space and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof. Whether this Lease is dated prior to or subsequent to the date of said mortgage, Lessee shall execute and deliver whatever instruments may be required for such purposes and in the event Lessee fails to do so within ten (10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney-in-fact and in its name, place and stead so to do. Lessor may assign its interest in this Lease or any part thereof, and such assignee shall thereupon be deemed Lessor hereunder.

                      20.  QUIET ENJOYMENT
                           ---------------

     Lessee, upon paying the Rent and performing the covenants of this Lease, on its part to be performed, shall and may peaceably and quietly enjoy the Space for the Term and any duly authorized Renewal Period, against any person claiming by, through or under the Lessor.

                       21.  SPACE PREPARATION
                            -----------------

     It is understood that the Space shall be rented by the Lessee on an "as is" basis, and the only Space preparation work that shall be done shall be the work as outlined on Exhibit A attached to and made a part of this Lease.

                       22.  AUTHORIZATON
                            ------------

     Lessor and Lessee each has all the requisite right, power, legal capacity and authority, corporate and otherwise, to enter into this Lease and to assume and perform their respective obligations hereunder. The execution and delivery of this Lease and the performance by Lessor and Lessee of their obligations hereunder have been duly authorized by their respective boards of directors and/or partners, as the case may be, and this Lease is a binding and enforceable Lease of Lessor and Lessee according to its terms. The execution, delivery and performance of this Lease by Lessor and Lessee will not result in any violation of and will not conflict with, or result in any breach of any of the terms of or constitute a default under, or constitute an event which with notice or the passage of time or both would constitute a default under, any provision of any law to which Lessor or Lessee is subject, any partnership agreement, the articles of incorporation, and/or by-laws of any party, or any mortgage, indenture, agreement, instrument, judgment, decree, or rule or resolution or other restriction to which Lessor or Lessee is bound. The representations as contained herein are only made by Lessor and Lessee as to their own corporate acts, articles of incorporation, by-laws and/or partnership agreements, as the case may be, and their respective related agreements and regulations and neither makes any representations as to the other's acts, articles of incorpora-tion, by-laws, partnership agreements, as the case may be, and related agreements and regulations.

     No action, approval, consent or authorization, including but not limited to any action, approval or consent of any shareholder, note holder, partner, or order of any court or governmental agency, commission, board, bureau or instrumentality, otherwise than as specifically provided in this Lease, is necessary in order to constitute this Lease as a valid, binding and enforceable obligation of the parties hereto in accordance with its terms.

                     23.  ESTOPPEL CERTIFICATES
                          ---------------------

     Lessee agrees, from time to time, within 10 days after request of Lessor, to execute and deliver to Lessor, or Lessor's designee, any estoppel certificate requested by Lessor, stating that this Lease is in full force and effect, the date to which Rent has been paid, that Lessor is not in default hereunder (or specifying in detail the nature of Lessor's default), the termination date of this Lease and such other matters pertaining to this Lease as may be requested by Lessor. Lessee's obligation to furnish each estoppel certificate in a timely fashion is a material inducement to Lessor's execution of this Lease. No cure or grace period provided in this Lease shall apply to Lessee's obligations to timely deliver an estoppel certificate. Lessee hereby irrevocably appoints Lessor as its attorney-in-fact to execute on its behalf and in its name any such estoppel certificate if Lessee fails to execute and deliver the estoppel certificate within 10 days after Lessor's written request thereof.

                      24.  WAIVER OF JURY TRIAL
                           --------------------

     LESSEE AND LESSOR WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LESSOR AND LESSEE ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED
IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

                25.  LANDLORD'S LIEN/SECURITY INTEREST
                     ---------------------------------

     Lessee hereby grants Lessor a security interest, and this Lease constitutes a security agreement, within the meaning of and pursuant to the Uniform Commercial Code of the state in which the Space is situated as to all of Lessee's property situate in, or upon, or used in connec-tion with the Space (except merchandise sold in the ordinary course of business) as security for all of Lessee's obligations hereunder, including without limitation, the obligation to pay Rent. Such person-alty thus encumbered includes specifically all trade and other fixtures for the purpose of this Section 25 and inventory, equipment, contract rights, accounts receivable and the proceeds thereof. In order to perfect such security interest, Lessee shall execute such financing statements and file the same at Lessee's expense at the state and county Uniform Commercial Code filing offices as often as Lessor in its discretion shall require; and Lessee hereby irrevocably appoints Lessor its agent for the purpose of executing and filing such financing statements on Lessee's behalf as Lessor shall deem necessary.

                        26.  FORCE MAJEURE
                             -------------

     Neither Lessor nor Lessee shall be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, and other than and subject to Section 3.3, governmental restrictions, governmental regu-lations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Lessor or Lessee ("Force Majeure"); provided, however, no Force Majeure event shall relieve Lessee from its obligation to pay Rent, or from its obliga-tions under Section 3.3, or from other monetary obligations hereunder.

                           27.  NOTICES
                                -------

     All Rent payments, notices, requests, demands and other communi-cations under this Lease shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or the next day or second day if effected by such overnight mail, and properly addressed as follows:

     To Lessor:    Dialysis Corporation of America
                   27 Miller Street
                   Lemoyne, PA 17043
                   Attn: Bart Pelstring, President

     Copy To:      Lawrence E. Jaffe, Esq.
                   777 Terrace Avenue
                   Hasbrouck Heights, NJ 07604

     To Lessee:    Wirehead Networking Solutions, Inc.
                   27 Miller Street, Suite 3A
                   Lemoyne, PA 17043
                   Attn: John Frisch, President

     Copy To:



     Any party may change its address for purposes of this Section 27 by giving the other parties written notice of the new address in the manner set forth above.

                            28.  BROKERS
                                 -------

     Lessor and Lessee each represents and warrants that neither has dealt with any broker, agent or other person in connection with this transaction and other than Bennett Williams, Inc., for whom Lessor is solely respon-sible, no broker, agent or other person brought about this transaction, and Lessor and Lessee each agree to indemnify and hold the other harmless from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessor or Lessee, as the case may be, with regard to this leasing trans-action; and Lessor specifically indemnifies Lessee against any claims for commissions, fees, costs or other charges by Bennett Williams, Inc.

                         29.  APPLICABLE LAW
                              --------------

     This Lease shall be construed under the laws of the Commonwealth of Pennsylvania. If any provision of this Lease, or portion thereof, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                30.  LEASE CONTAINS ALL AGREEMENTS
                     -----------------------------

     It is expressly understood by the parties that the whole agreement between them is embodied in this Lease (executed in duplicate) and that no part or items are omitted, unless the terms are hereinafter modified by written agreement(s).

                        31.  SUCCESSORS
                             ----------

     This Lease shall be binding upon the parties hereto and their respective successors and/or assigns.

                   32.  HEADINGS NO PART OF LEASE
                        -------------------------

     Any headings preceding the text of the several Sections and Subsections hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease not shall they affect its meaning, construction or effect.

                     33.  NO ESTATE IN REALTY
                          -------------------

     This Lease shall create the relationship of Lessor and Lessee between the parties hereto; no estate shall pass out of Lessor. Lessee has no interest subject to levy or sale, and Lessee's interest, which is Use of the Space upon payment of the Rent and not being in default of this Lease, is not assignable.

                 34.  EFFECT OF TERMINATION OF LEASE
                      ------------------------------

     No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Lessor's right to collect Rent for the period prior to termination thereof or for any indemnifications of Lessee to Lessor as contained herein.

                       35.  COUNTERPARTS
                            ------------

     This Lease may be executed in several counterparts and each such counterpart shall be deemed an original, and all counterparts shall constitute a single original Lease.

     IN WITNESS WHEREOF, the parties hereto have each caused this instru-ment to be signed by their respective officers thereunto duly authorized, all on the date and year first above written.

                                 DIALYSIS CORPORATION OF AMERICA

                                    /s/ Bart Pelstring  1/14/99

                                 By:---------------------------------
                                    BART PELSTRING, President

                                 WIREHEAD NETWORKING SOLUTIONS, INC.

                                    /s/ John Frisch  1/14/99

                                 By:---------------------------------
                                    JOHN FRISCH, President

                             GUARANTY

     In consideration of and as a material basis for Dialysis Corporation of America ("Lessor") entering into a Lease of which this Guaranty is a part with Wirehead Networking Solutions, Inc. ("Lessee") for the Space located at 27 Miller Street, Lemoyne, Pennsylvania, John Frisch, President of Lessee and Andrew Rill, Vice President of Lessee (individu-ally and collectively referred to as "Guarantor"), jointly and severally, hereby guarantee to Lessor the strict performance of and observance by Lessee of all the agreements, provisions, terms, conditions, covenants and rules in the Lease. Guarantor agrees to waive all notices when Lessee is not paying Rent or not otherwise observing and complying with all the provisions, terms, conditions and covenants of the Lease. Guarantor agrees to be equally liable with Lessee so that the Lessor may sue the Guarantor directly without first suing Lessee. Guarantor further agrees that this Guaranty shall remain in full force and effect even if the Lease is renewed or is not renewed, changed or extended in any way and even if Lessor has to make a claim against Guarantor.
Lessor and Guarantor agree to waive trial by jury in any action, proceeding or counterclaim brought against the other on any matters concerning the Lease and this Guaranty.

                                 JOHN FRISCH

                                    /s/ John Frisch

                                 By:---------------------------------
                                    JOHN FRISCH, Individually

                                 ANDREW RILL

                                    /s/ Andrew Rill

                                 By:---------------------------------
                                    ANDREW RILL, Individually

                            EXHIBIT A

                      SPECIFICATIONS OF SPACE


1.  Lessor reinstate electric for Space

                                 EXHIBIT B

                       TENANT SUBORDINATION AGREEMENT

     THIS TENANT SUBORDINATION AGREEMENT made as of the 1 day of December 1998, by and between WIREHEAD NETWORK SOLUTIONS, a Pennsyl-vania corporation (the "Tenant") and Mercantile-Safe Deposit and Trust Company, a Maryland banking institution (the "Bank").

     WHEREAS, the Tenant is the lessee under a certain lease (the "Lease") dated December 21, 1998 from Dialysis Corporation of America, a Florida corporation (the "Landlord"), to Tenant, of certain real property, together with the improvements thereon, known as 27 Miller Street, located in Lemoyne, Cumberland County, Pennsylvania, as more particu-larly described in the Lease (the "Premises");

                                      LEASE COMMENCEMENT DATE 1-1-1999

     WHEREAS, the Bank has made a loan to Landlord and secured said loan by a Mortgage and Security Agreement dated November 30, 1988 on the Premises (the "Mortgage"); and

     WHEREAS, at the request of the Landlord and in consideration of the making of said loan by the Bank, the Tenant has agreed to subordinate the Lease to the Mortgage.

     NOW, THEREFORE, THIS SUBORDINATION AGREEMENT WITNESSETH, that for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree and covenant as follows:

     1. Tenant hereby acknowledges and agrees that the Lease is and shall be (i) subordinate to the Mortgage, and (ii) subject and inferior to the Mortgage.

     2. Should the Premises be transferred to any person or party other than the Landlord by reason of foreclosure of or other proceedings brought pursuant to or under the Mortgage, Tenant shall attorn to and be bound to said transferee under all of the terms, covenants and con-ditions of the Lease for the remaining balance of the term thereof and any extensions or renewals thereof, with the same force and effect as if the transferee was the lessor under the Lease.

     3. Unless Tenant is in default under the Lease, the Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Premises be interfered with, by reason of any foreclosure proceeding or other action brought pursuant to or under the Mortgage.

     4. Each party hereto does hereby agree to execute, acknowledge and deliver to the other such further instruments as may be necessary to effectuate the purposes of this subordination, attornment and non-disturbance.

     WITNESS the following hands and seals as of the day and year first above written.

WITNESS:                          TENANT:
                                  WIREHEAD NETWORK SOLUTIONS

/s/ Linda S. Kazar                   /s/ John Frisch

-----------------------------     By:---------------------------------
                                          JOHN FRISCH, PRESIDENT
                                                                (SEAL)

WITNESS:                          MERCANTILE-SAFE DEPOSIT AND
                                  TRUST COMPANY



-----------------------------     By:---------------------------------
                                     STEPHEN D. PALMER, Assistant
                                       Vice President
                                                                (SEAL)

ACKNOWLEDGED AND AGREED this 22nd day of December, 1998.

WITNESS:                          DIALYSIS CORPORATION OF AMERICA

/s/ Marjorie Wech                    /s/ Bart Pelstring

-----------------------------     By:---------------------------------
                                     BARTON L. PELSTRING, President
                                                                (SEAL)

STATE OF PENNSYLVANIA, COUNTY of DAUPHIN, to wit:

     I HEREBY CERTIFY, that on this 21st day of December, 1998, before me, the undersigned Notary Public of the State of PA, personally appeared JOHN FRISCH, who acknowledged himself to be the PRESIDENT of WIREHEAD NETWORK SOLUTIONS, known to me (or satisfactorily proven) to be the person who executed the foregoing Subordination Agreement and acknowledged that he executed the same for the purposes therein contained by signing the name of the said Corporation, by himself as PRESIDENT.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  /s/ Linda S. Kazar

                                  ------------------------------
                                  Notary Public

NOTARIAL SEAL                     My Commission Expires:
Linda S. Kazar, Notary Public     1-26-02
Middletown, Dauphin County, PA    ------------------------------
My Commission Expires January 26, 2002


STATE OF MARYLAND, CITY OF BALTIMORE, to wit:

     I HEREBY CERTIFY, that on this      day of                , 19   ,
                                    ----        ---------------    ---
before me, the undersigned Notary Public of the State of Maryland, personally appeared STEPHEN D. PALMER, who acknowledged himself to be the ASSISTANT VICE PRESIDENT of MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, known to me (or satisfactorily proven) to be the person who executed the foregoing Subordination Agreement and acknowledged that he executed the same for the purposes therein contained by signing the name of the said company, by himself as ASSISTANT VICE PRESIDENT.

     WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ------------------------------
                                  Notary Public

                                  My Commission Expires:

                                  ------------------------------

STATE OF PA, Cumberland of County, to wit:

     I HEREBY CERTIFY, that on this 22nd day of December, 1998, before me, the undersigned Notary Public of the State of PA, personally appeared BARTON L. PELSTRING, who acknowledged himself to be the PRESIDENT of DIALYSIS CORPORATION OF AMERICA, known to me (or satisfactorily proven) to be the person who executed the foregoing Subordination Agreement and acknowledged that he executed the same for the purposes therein contained by signing the name of the said Corporation, by himself as PRESIDENT.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  /s/ Rose Ann M. Mull

                                  ------------------------------
                                  Notary Public

Notarial Seal                     My Commission Expires:
Rose Ann M. Mull, Notary Public   October 25, 1999
Lemoyne Boro, Cumberland County   ------------------------------
My Commission Expires October 25, 1999
Member, Pennsylvania Association of Notaries